UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 4, 2009
AVALONBAY COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

Commission file number 1-12672

Maryland (State or other jurisdiction of incorporation or organization)	77-0404318 (I.R.S. Employer Identification No.)
2900 Eisenhower Avenue, Suite 300
Alexandria, Virginia 22314
(Address of principal executive offices)(Zip code)
(703) 329-6300
(Registrant’s telephone number, including area code)
(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
This Current Report on Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”) of AvalonBay Communities, Inc. (the “Company”), filed with the Securities and Exchange Commission on February 5, 2009. On February 4, 2009, the Company issued a press release announcing its financial results for the fourth quarter and full year 2008. That release referred to certain attachments with supplemental information that were available on the Company’s website. The full text of the press release, including the supplemental information and attachments referred to within the release (collectively, the “Earnings Release”), were furnished as Exhibit 99.1 and Exhibit 99.2 to the Form 8-K.
As a result of a typographical error, the dollar amounts of certain items shown in footnote 1 to the table under the heading “FFO” on Attachment 17, “Definitions and Reconciliations of Non-GAAP Financial Measures and Other Terms,” were incorrectly shown in the Earnings Release. The per-share amounts shown in the table on the first page of the earnings release were correct. The items involved are: Federal excise tax, Fund II organizational costs, Gain on medium-term notes repurchase and Preferred stock deferred offering expenses. The correct amounts for footnote 1 are reflected in the table below, and no other amounts are involved.

	Net Income and FFO
	Decrease (Increase)
	4Q08	Full Year 2008
Land impairments	$57,899	$57,899
Severance and related costs	3,400	3,400
Federal excise tax	3,200	3,200
Fund II organizational costs	—	1,209
Gain on medium term notes repurchase	(1,839)	(1,839)
Preferred stock deferred offering expenses	3,566	3,566
Increase in abandoned pursuit costs	4,972	5,537

	$71,198	$72,972

The version of the Earnings Release with attachments that has been posted to the Company’s website has been updated to reflect this correction.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press Release of AvalonBay Communities, Inc. dated February 4, 2009, including Attachments. (previously filed)

99.2	Supplemental discussion of fourth quarter and full year 2008 operating results (the “Full Release”) dated February 4, 2009, including Attachments. (previously filed)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

AVALONBAY COMMUNITIES, INC.
Dated: February 6, 2009	By:	/s/ Thomas J. Sargeant
Thomas J. Sargeant
Chief Financial Officer

Exhibit Index

99.1	Press Release of AvalonBay Communities, Inc. dated February 4, 2009, including Attachments. (previously filed)

99.2	Supplemental discussion of fourth quarter and full year 2008 operating results (the “Full Release”) dated February 4, 2009, including Attachments. (previously filed)